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Exhibit 99.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Each of the undersigned hereby certifies, in his capacity as an officer of EarthShell Corporation (the "Company") for the purposes of 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

        (1)   The Quarterly Report of the Company on Form 10-Q for the period ended March 31, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)   The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated May 16, 2003

By:	/s/ SIMON K. HODSON Simon K. Hodson Chief Executive Officer
By:	/s/ D. SCOTT HOUSTON D. Scott Houston Chief Financial Officer

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CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002